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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-30575, 33-3036, 333-26049 and 333-82936) of
Corning Incorporated of our report dated June 10, 2002 relating to the financial statements of The Corning Incorporated Investment Plan, which appears in this Form 11-K.

PricewaterhouseCoopers LLP


Syracuse, New York
June 25, 2002